SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 25, 2004
                                                  --------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                          000-29053                 04-2751645
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 (State or other jurisdiction of  (Commission file number)   (IRS employer
    incorporation)                                          identification no.)



 8000 Lee Highway, Falls Church, VA                                   22042
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  (Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ---------------------------


                                 Not Applicable
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        - (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Number                Title
         ------                -----
         99.1            Press release dated March 25, 2004.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

         On March 25, 2004, YDI Wireless, Inc. (the "Company") issued a press release announcing restated financial results for its second quarter ended June 30, 2003, its third quarter ended September 30, 2003, and its fourth quarter and year ended December 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  YDI WIRELESS, INC.


Dated: March 26, 2004                       By:   /s/ David L. Renauld
                                                  ------------------------
                                                  David L. Renauld
                                                  Vice President

                                  EXHIBIT INDEX


         Number            Title
         ------            -----
         99.1            Press release dated March 25, 2004.